Q4 & FY’2020 Results February 25, 2021 We engineer enzymes to improve health… of people and the planet

• These slides and any accompanying oral presentation contain forward-looking statements that involve risks and uncertainties. These statements relate to future events or our future financial or operational performance and involve known and unknown risks, uncertainties and other factors that could cause our actual results or levels of activity, performance or achievement to differ materially from those expressed or implied by these forward-looking statements. Forward-looking statements include all statements that are not historical facts. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “predicts,” “potential” or the negative of these terms, and similar expressions and comparable terminology intended to identify forward-looking statements. These forward- looking statements represent our estimates and assumptions only as of the date hereof, and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. • Other factors that could materially affect actual results or levels of activity, performance or achievement can be found in Codexis’ Form 10-K for the period ended December 31, 2019 filed with the SEC on February 28, 2020, Codexis’ Quarterly Report on Form 10-Q filed with the SEC on November 6, 2020, including under the caption “Risk Factors,” and Codexis’ other current and periodic reports filed with the SEC. If any of these risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results or levels of activity, performance or achievement may vary significantly from what we projected. • Our logo, “Codexis,” “CodeEvolver®,” “X”, and other trademarks or service marks of Codexis, Inc. appearing in this presentation are the property of Codexis, Inc. This presentation contains additional trade names, trademarks and service marks of other companies. We do not intend our use or display of other companies’ trade names, trademarks or service marks to imply relationships with, or endorsement or sponsorship of us by, these other companies. 2 Forward Looking Statements

Strong 2020 Results 3 Positioned for Strong 2021 Top line growth 19-23% Product gross margin expansion Investment in growth opportunities 7th Consecutive Year of YOY Revenue Growth Quarterly Product Revenue (Q4’20) Annual product gross margin Cash balance HIGHEST EVER

Sustainable Manufacturing: Solid, Growing Base 4 Life Sciences Tools 8% Sustainable Manufacturing - Food & Industrial 4% % Total 2020 Performance Enzymes Revenue • 22% product sales 5-year CAGR • Key customers • 21 of top 25 pharma companies • Tate & Lyle, other large industrials emerging • 15 customers > $100K avg quarterly 2020 revenue • Growth drivers • New market extensions – food, industrials • Faster to commercialize products • Larger products • Higher product gross margins • CodeEvolver® licensing 100% margin backends$48 Million Total 2020 Performance Enzymes Revenue

Life Science Tools: High Growth 5 • From $0 revenue in 2018 to $3.6 M in 2020 • Three commercial enzymes • Enzymes marketed to multiple customers: • Primary target: next gen sequencing users • Closer to end market • Select partnerships: Roche, Alphazyme, Molecular Assemblies • Growth Drivers: • Commercial enzymes customer adoption • Additional new product launches • Early-stage, private company partnership investment opportunities Sustainable Manufacturing - Pharma 88% Life Sciences Tools 8% Sustainable Manufacturing - Food & Industrial 4% % Total 2020 Performance Enzymes Revenue $48 Million Total 2020 Performance Enzymes Revenue

Biotherapeutics: Rapid Pipeline Expansion and Validation 6 • Key Partnerships: • Nestlé Health Science • Takeda • Growth Drivers: • Accelerating number of candidates entering clinical trials • Partnered assets generating milestones and royalties • Increasing Codexis ownership of pipeline assets • Holding select assets deeper to clinical PoC in future 1 1 1 4 8 2 1 1 1 Discovery IND EnablingResearch ClinicalPreclinical Phase I 2016 2018 2020 # of Program

Strong 2020 Results 7 $69M FY’20 Total Revenue +1% 54.5% Gross Product Margin vs. 47% in FY’19 $149M Cash Available for Growth. No Debt $30M FY’20 Product Revenue +3% Novel Biotherapeutics Performance Enzymes $21M$48M $44M R&D Expense $35M SG&A Expense $24M Net Loss

2021 Guidance $82-85M Total Revenue 54-58% Product Gross Margin $36-39M Product Revenue

2021 Corporate Goals and Catalysts

Sustainable Manufacturing

- ❑ Continue widening pharma adoption, and advancing clients to new CodeEvolver® platform deals
- ❑ Enzymes for Phase 2 / 3 pharma processes commercialize into new recurring product revenues
- ❑ $M+ food enzymes revenues from Tate & Lyle's recently commercialized sweeteners
- ❑ Broaden into other food and industrial applications

Life Science Tools

- ❑ $M+ product sales from recently commercialized Codex® DNA and RNA polymerases
- ❑ Launch reverse transcriptase; finish DNA synthesis enzyme engineering to enable 2022 launch
- ❑ Additional new product development & SynBio Innovation Accelerator announcements

Biotherapeutics

- ❑ CDX-7108 for GI Disorder begins clinical development
- ❑ Preclinical proof-of-concept data generation for our wholly owned pipeline assets
- ❑ Deliver on strategic partnerships with Nestlé Health Science and Takeda

CODEXIS®

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Growth Accelerators in Motion, in Parallel 1 Corporate pipeline snapshots , as of June 30, published August every year. As of June 30, 2020, pipeline included 38 customer partnered and 13 Codexis-funded programs. 2 Performance Enzyme, non-pharma programs in respective annual pipeline snapshots 3 Select Performance Enzyme programs in respective annual pipeline snapshots 10 100% Discovery capacity (# of R&D teams)More times at bat 2016 2020 8 16 200% Programs in pre-commercial pipeline1More players on base 2016 2020 17 51 200+% Programs commercializable in <3yrs2More runs per inning 2016 2020 5 16 Programs w/ $10m+ peak revenue potential if commercialized3 More 2B, 3B, HR 2016 2020 1 6 500%

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